SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549-1004





                                    FORM 8-K
                    CURRENT REPORT PURSUANT TO SECTION 13 OF
                       THE SECURITIES EXCHANGE ACT OF 1934



          Date of Report
(Date of earliest event reported) December 4, 2001
                                  ----------------




                           GENERAL MOTORS CORPORATION
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)




      STATE OF DELAWARE                 1-143                 38-0572515
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(State or other jurisdiction   (Commission File Number)   (I.R.S. Employer
 of incorporation)                                         Identification No.)




300 Renaissance Center, Detroit, Michigan                    48265-3000
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  (Address of principal executive offices)                   (Zip Code)







Registrant's telephone number, including area code       (313) 556-5000
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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

      (c)  Exhibit

      Exhibit 3(ii) The By-Laws of General Motors Corporation, were amended on December 4, 2001, reflecting an amendment to section 2.12(d) of the GM By-Laws, the definition of "significant contributions" set forth in paragraph (xii) of the Definitions of Certain Terms Used in and Guideline foe the Application of By-Law 2.12, which currently reads as follows:

         "(xii) A tax-exempt entity shall be deemed to receive "significant contributions" from the Corporation or its subsidiaries if such tax-exempt entity received during its last fiscal year, or expects to receive during its current fiscal year, contributions from the Corporation or its subsidiaries in excess of the lesser of either (A) three percent (3%) of the consolidated gross revenues of the Corporation and its subsidiaries during its last fiscal year, or (B) five percent (5%) of the contributions received by the tax-exempt entity during its last fiscal year."

     be, and the same hereby is, amended to read as follows:

         "(xii) A tax-exempt entity shall be deemed to receive "significant contributions" from the Corporation or its subsidiaries if such tax-exempt entity received during its last fiscal year, or expects to receive during its current fiscal year, contributions from the Corporation or its subsidiaries in excess of the lesser of either (A) three percent (3%) of the consolidated gross revenues of the Corporation and its subsidiaries during its last fiscal year, or

         (B) five percent (5%) of the gross revenues of the tax-exempt entity
         ---------------------------------------------------------------------
         during its last fiscal year."
         ----------------------------





                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            GENERAL MOTORS CORPORATION
                                            --------------------------
                                                    (Registrant)

Date    December 6, 2001
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                                       By
                                            s/Peter R. Bible
                                            -------------------------------
                                            (Peter R. Bible,
                                             Chief Accounting Officer)








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